UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. April 25, 2017

SUPERIOR INDUSTRIES INTERNATIONAL, INC.

Meeting Information

Meeting Type: Annual<mtgtype>Meeting

For holders as of: March<recdate>01, 2017

Date: April 25, 2017 Time: 10:00<mtgtime>AM EDT

Location: Westin Detroit Metropolitan

Airport Hotel

2501 Worldgateway Place

Detroit, Michigan 48242

SUPERIOR INDUSTRIES INTERNATIONAL, INC. 26600 TELEGRAPH ROAD, SUITE 400 SOUTHFIELD, MICHIGAN 48033

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain py materials and voting instructions.

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement 2. Annual Report/10K Wrap

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions ? and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 11, 2017 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Michael R. Bruynesteyn 02 Jack A. Hockema 03 Paul J. Humphries 04 James S. McElya 05 Timothy C. McQuay

06 Ellen B. Richstone 07 Donald J. Stebbins 08 Francisco S. Uranga

The Board of Directors recommends you vote FOR the following proposal:

2 To approve, in a non-binding advisory vote, executive compensation of the Company’s named officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3 To select, in a non-binding advisory vote, the frequency of the non-binding advisory vote on executive compensation of the Company’s named officers.

The Board of Directors recommends you vote FOR proposals 4 and 5.

4 To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

5 To act upon such other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof.

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